BRIDGE BUILDER TRUST

Bridge Builder Large Cap Value Fund

(the “Large Cap Value Fund”)

Supplement dated July 15, 2026

to the Prospectus dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Peter Fisher no longer serves as portfolio manager of the portion of the assets of the Large Cap Value Fund managed by Wellington Management Company, LLP (“Wellington Management’s Allocated Portion of the Large Cap Value Fund”). Additionally, Timothy J. Casaletto and G. Thomas Levering have been added as portfolio managers to Wellington Management’s Allocated Portion of the Large Cap Value Fund.

Accordingly, all references and information related to Peter Fisher in the Prospectus are hereby deleted in their entirety, and the Prospectus is hereby supplemented and revised as follows:

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The table entitled “Wellington Management” in the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Large Cap Value Fund” is hereby replaced with the following:

Wellington Management

Portfolio Managers	Position with Wellington Management	Length of Service to the Fund
Timothy J. Casaletto, CFA	Managing Director and Equity Portfolio Manager	Since July 2026
G. Thomas Levering	Senior Managing Director, Partner, Global Industry Analyst and Portfolio Manager	Since July 2026

2.

The sub-section entitled “Sub-advisers and Portfolio Managers – Large Cap Value Fund – Wellington Management – Portfolio Managers” under the section entitled “Management of the Funds” is hereby replaced with the following:

Portfolio Managers:

Timothy J. Casaletto and G. Thomas Levering have served as portfolio managers of the Large Cap Value Fund since July 2026.

Mr. Casaletto is a Managing Director and Equity Portfolio Manager at Wellington Management. He has been in the investment industry since 2010 and has been with Wellington Management since 2014. Mr. Casaletto earned a BS in finance accounting from the University of Massachusetts Lowell. Additionally, Mr. Casaletto holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Mr. Levering is a Global Industry Analyst and Portfolio Manager at Wellington Management. He has been in the investment industry since 1993 and has been with Wellington Management since 2000. Mr. Levering received an MBA from the Wharton School at the University of Pennsylvania and an AB in economics from Harvard University.

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BRIDGE BUILDER TRUST

Bridge Builder Large Cap Value Fund (the “Large Cap Value Fund”)

Supplement dated July 15, 2026

to the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Peter Fisher no longer serves as portfolio manager of the portion of the assets of the Large Cap Value Fund managed by Wellington Management Company, LLP (“Wellington Management’s Allocated Portion of the Large Cap Value Fund”). Additionally, Timothy J. Casaletto and G. Thomas Levering have been added as portfolio managers to Wellington Management’s Allocated Portion of the Large Cap Value Fund.

Accordingly, all references and information related to Peter Fisher in the SAI are hereby deleted in their entirety, and the SAI is hereby supplemented and revised as follows:

The sub-section entitled “Wellington Management Company LLP (“Wellington Management”)” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Large Cap Value Fund”) is hereby replaced with the following:

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. For its services as a Sub-adviser, Wellington Management is entitled to receive a fee from the Large Cap Value Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2026, except as noted below. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

All Accounts
Timothy J. Casaletto, CFA	0	$0	0	$0	0	$0
G. Thomas Levering	20	$9.76 billion	37	$5.40 billion	67	$826 million
Accounts Subject to Performance Fees
Timothy J. Casaletto, CFA	0	$0	0	$0	0	$0
G. Thomas Levering	3	$7.64 billion	16	$4.40 billion	8	$162 million

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Material Conflicts. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds.

The portfolio managers primarily responsible for the day-to-day management of an allocated portion of the Large Cap Value Fund generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of their allocated portion of the Large Cap Value Fund. The portfolio managers make investment decisions for each account, including their allocated portion of the Large Cap Value Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to their allocated portion of the Large Cap Value Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of their allocated portion of the Large Cap Value Fund.

The portfolio managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of their allocated portion of the Large Cap Value Fund, or make investment decisions that are similar to those made for their allocated portion of the Large Cap Value Fund, both of which have the potential to adversely impact their allocated portion of the Large Cap Value Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the portfolio managers may purchase the same security for their allocated portion of the Large Cap Value Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Large Cap Value Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing its allocated portion of the Large Cap Value Fund. The portfolio managers may also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the portfolio managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the portfolio managers. Finally, the portfolio managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation. Wellington Management receives a fee based on the assets under management of the Large Cap Value Fund as set forth in the investment sub-advisory agreement among Wellington Management, the Adviser, and the Large Cap Value Fund. Wellington Management pays its investment professionals out of its total

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revenues, including the advisory fees earned with respect to the Large Cap Value Fund. The following information is as of June 30, 2026.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Large Cap Value Fund’s portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Large Cap Value Fund (the “Investment Professionals”) includes a base salary and incentive components. The base salary for Investment Professionals who are a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Large Cap Value Fund managed by such Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Large Cap Value Fund is linked to the gross pre-tax performance of the Large Cap Value Fund managed by such Investment Professional compared to the Russell 1000® Index over one-, three-and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by each Investment Professional, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Each Investment Professional may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Levering is a Partner.

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